SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 30, 2001

            GASCO ENERGY, INC. (formerly SAN JOAQUIN RESOURCES INC.)
             (Exact name of registrant as specified in its charter)

             Nevada                    0-26321                  98-0204105
   (State or other jurisdiction      (Commission              (IRS Employer
         of  ncorporation)            File Number)          Identification No.)

    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 713-0047


Item 1.  Changes in Control of Registrant

         N/A

Item 2.  Acquisition or Disposition of Assets

         See Item 5. below.

Item 3.  Bankruptcy or Receivership

         Not applicable.


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Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

         On March 30, 2001 the Registrant closed on its acquisition of Pannonian Energy Inc.. A press release was issued on April 2, 2001 reporting this action. This press release is filed as an exhibit to this Current Report.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:   N/A.

         (b)      Pro forma financial information:  N/A

         (c)      Exhibits:

                  Regulation

                  S-K Number                         Document

                        99.1                Press Release dated April 2, 2001


Item 8.  Change in Fiscal Year

         Not applicable.


Item 9.  Regulation FD Disclosure

         Information concerning the preliminary results of a well being drilled on Pannonian Energy's Riverbend project in the Uintah Basin in Utah is included in the press release attached to this report as an exhibit.

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GASCO ENERGY, INC.


April 2, 2001                                By:  /s/ Mark Erickson, President